RBC FUNDS TRUST

U.S. Government Money Market Fund

Supplement dated July 12, 2016 to Statement of Additional Information for the Money Market Funds dated November 25, 2015 (as supplemented November 25, 2015, December 8, 2015, February 19, 2016, February 22, 2016 and April 12, 2016).

This Supplement provides additional information beyond that included in the SAI and should be read in conjunction with the SAI.

REPURCHASE AGREEMENTS

The following replaces the paragraph captioned “Repurchase Agreements (All Funds)” on page 8 of the Statement of Additional Information:

REPURCHASE AGREEMENTS. The Fund may invest in securities subject to repurchase agreements with approved banks or broker-dealers. Such agreements may be considered to be loans by the Fund for purposes of the 1940 Act. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. These agreements permit the Fund to earn income for periods as short as overnight. For purposes of the 1940 Act, repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Fund will enter into repurchase agreements only with brokers, dealers or banks that meet the Advisor’s credit guidelines, including the Federal Reserve Bank of New York. As a non-fundamental policy, the Fund will not invest more than 5% of its total assets in repurchase agreements maturing in more than seven days and other illiquid investments. The Advisor will monitor collateral composition and the value of the underlying security during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price. Collateral composition may vary for repurchase agreements. All repurchase agreement counterparties will be approved consistent with the Advisor’s policies and procedures. In the event of default by the seller under the repurchase agreement, the Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.